EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report on Form 10-K of Domain Extremes Inc. (the “Company”) for the year ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen Tang, Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  September 11, 2012

/s/ Stephen Tang
Stephen Tang
Treasurer

A signed original of this written statement required by Section 906 has been provided to Domain Extremes, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.